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                                                                  EXHIBIT 99 (i)

                           MERRILL LYNCH & CO., INC.
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                                       FOR THE THREE MONTHS ENDED                      PERCENT OF
                                                 -------------------------------------------------------------           DOLLAR
   (IN THOUSANDS,                                                  PERCENT                             PERCENT           CHANGE
    EXCEPT PER SHARE AMOUNTS)                      MAR. 31,           OF               APR. 1,           OF             INCREASE
                                                    1995           REVENUES (A)         1994          REVENUES (A)     (DECREASE)
                                                 -----------       --------         -----------       --------         ----------
   REVENUES:
     COMMISSIONS                                 $   685,295             13 %       $   868,244             18 %             (21)%
     INTEREST AND DIVIDENDS                        3,029,519             58           2,199,536             47                38
     PRINCIPAL TRANSACTIONS                          674,756             13             666,677             14                 1
     INVESTMENT BANKING                              248,497              5             444,395              9               (44)
     ASSET MANAGEMENT AND PORTFOLIO
       SERVICE FEES                                  448,437              9             444,228              9                 1
     OTHER                                           117,373              2             115,731              3                 1
                                                 -----------       --------         -----------       --------         ----------
     TOTAL REVENUES                                5,203,877            100           4,738,811            100                10

     INTEREST EXPENSE                              2,783,392             53           1,906,983             40                46
                                                 -----------       --------         -----------       --------         ----------
     NET REVENUES                                  2,420,485             47           2,831,828             60               (15)
                                                 -----------       --------         -----------       --------         ----------
   NON-INTEREST EXPENSES:
     COMPENSATION AND BENEFITS                     1,269,888             52           1,430,517             51               (11)
     OCCUPANCY                                       109,889              5             113,008              4                (3)
     COMMUNICATIONS AND EQUIPMENT RENTAL             111,737              5             103,524              4                 8
     DEPRECIATION AND AMORTIZATION                    85,999              3              74,171              3                16
     ADVERTISING AND MARKET DEVELOPMENT               86,311              4              98,605              3               (12)
     PROFESSIONAL FEES                                98,830              4              94,077              3                 5
     BROKERAGE, CLEARING, AND EXCHANGE FEES           83,845              3              86,490              3                (3)
     OTHER                                           195,194              8             179,228              6                 9
                                                 -----------       --------         -----------       --------         ----------
     TOTAL NON-INTEREST EXPENSES                   2,041,693             84           2,179,620             77                (6)
                                                 -----------       --------         -----------       --------         ----------
   EARNINGS BEFORE INCOME TAXES                      378,792             16             652,208             23               (42)

   INCOME TAX EXPENSE                                151,517              7             280,449             10               (46)
                                                 -----------       --------         -----------       --------         ----------
   NET EARNINGS                                  $   227,275              9 %       $   371,759             13 %             (39)%
                                                 ===========       ========         ===========       ========         ==========
   PREFERRED STOCK DIVIDENDS                     $    11,941                        $     1,336
                                                 ===========                        ===========
   NET EARNINGS APPLICABLE TO COMMON
    STOCKHOLDERS                                 $   215,334                        $   370,423
                                                 ===========                        ===========
   EARNINGS PER COMMON SHARE:
     PRIMARY                                     $      1.08                        $      1.68
                                                 ===========                        ===========
     FULLY DILUTED                               $      1.08                        $      1.68
                                                 ===========                        ===========
   AVERAGE SHARES:
     PRIMARY                                         199,178                            220,633
                                                 ===========                        ===========
     FULLY DILUTED                                   199,178                            220,633
                                                 ===========                        ===========
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    (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL
          REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A
          PERCENTAGE OF NET REVENUES.




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